                                                                    EXHIBIT 23.1







                          INDEPENDENT AUDITORS' CONSENT




We hereby consent to the incorporation by reference in the Registration Statements of Broadview Media, Inc. on Form S-8 (File Numbers 333-56054, 333-83769 and 33-69036) of our report dated May 21, 2001 appearing in the Form 10-KSB Annual Report of Broadview Media, Inc. for the year ended March 31, 2002.



                                  /s/ Boulay, Heutmaker, Zibell & Co. P.L.L.P
                                      Certified Public Accountants


Minneapolis, Minnesota
June 21, 2002